Nasdaq: HMST 4th Quarter 2021 J nuary 24, 2022

Important Disclosures Forward-Looking Statements This presentation includes forward-looking statements, as that term is defined for purposes of applicable securities laws, about our industry, our future financial performance, business plans and expectations. These statements are, in essence, attempts to anticipate or forecast future events, and thus subject to many risks and uncertainties. These forward-looking statements are based on our management's current expectations, beliefs, projections, and related to future plans and strategies, anticipated events, outcomes, or trends, as well as a number of assumptions concerning future events, are not historical facts and are identified by words such a “will,” “may,” “could,” “should,” “would,” “believe,” “expect,” anticipate” and similar expressions. Forward-looking statements in this presentation include, among other matters, statements regarding our business plans and strategies, share repurchase plans, general economic trends, strategic initiatives we have announced, growth scenarios and performance targets and guidance with respect to loans held for investment, average deposits, net interest margin, noninterest income and noninterest expense. Readers should note, however, that all statements in this presentation other than assertions of historical fact are forward-looking in nature. These statements are subject to risks, uncertainties, assumptions and other important factors set forth in our SEC filings, including but not limited to our Annual Report on Form 10-K for the year ended December 31, 2020, and in our subsequent quarterly reports on Form 10-Q and Forms 8-K. Many of these factors and events that affect the volatility in our stock price and shareholders’ response to those events and factors are beyond our control. Such factors could cause actual results to differ materially from the results discussed or implied in the forward-looking statements. These risks include, without limitation, the continued impact of COVID-19 on the U.S. and global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among our clients; the continued impact of COVID-19 on our employees and our ability to provide services to our customers and respond to their needs as more cases of COVID-19 may arise in our primary markets; the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non-financial institutions; changes in the interest rate environment may reduce interest margins; changes in deposit flows, loan demand or real estate values may adversely affect the business of our primary subsidiaries, Bank and Capital, through which substantially all of our operations are carried out; our ability to control operating costs and expenses; our credit quality and the effect of credit quality on our credit losses expense and allowance for credit losses; the adequacy of our allowance for credit losses; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; legislative or regulatory changes that may adversely affect our business or financial condition, including, without limitation, changes in corporate and/or individual income tax laws and policies, changes in privacy laws, and changes in regulatory capital or other rules, and the availability of resources to address or respond to such changes; general economic conditions, either nationally or locally in some or all areas in which we conduct business, or conditions in the securities markets or banking industry, may be less favorable than what we currently anticipate; technological changes may be more difficult or expensive than what we anticipate; a failure in or breach of our operational or security systems or information technology infrastructure, or those of our third-party providers and vendors, including due to cyber-attacks; success or consummation of new business initiatives may be more difficult or expensive than what we anticipate; our ability to grow efficiently both organically and through acquisitions and to manage our growth and integration costs; our ability to attract and retain key members of our senior management team; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what we anticipate; our ability to obtain regulatory approvals or non-objection to take various capital actions, including the payment of dividends by us or the Bank, or repurchases of our common stock; and our use of the net proceeds from this offering. Actual results may fall materially short of our expectations and projections, and we may be unable to execute on our strategic initiatives, or we may change our plans or take additional actions that differ in material ways from our current intentions. Accordingly, we can give no assurance of future performance, and you should not rely unduly on forward-looking statements. All forward-looking statements are based on information available to us as of the date hereof, and we do not undertake to update or revise any forward-looking statements for any reason. As used in this presentation, "HMST," "HomeStreet," the "Company," "we," "us," "our," or similar references refer to HomeStreet, Inc., a Washington corporation, and its consolidated subsidiaries, HomeStreet Bank (the "Bank") and HomeStreet Capital Corporation ("Capital"). Non-GAAP Financial Measures This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). Information on any non-GAAP financial measures such as core measures or tangible measures referenced in this presentation, including a reconciliation of those measures to GAAP measures, may also be found in the appendix, our SEC filings, and in the earnings release available on our web site. p. 1

Highlights and Developments p. 2 Quarterly Results • Net income of $29.4 million, or $1.43 per share • ROAE of 16.1%, ROATE of 17.0%(1) and ROAA of 1.59% • Efficiency ratio of 62.2%(1) • Net interest margin of 3.34% • Cost of deposits of 0.15% on December 31, 2021 • Noninterest bearing deposits: 26% of total deposits on December 31, 2021 • Book Value per share of $35.61 and tangible book value per share of $34.04(1) on December 31, 2021 Year to Date Results • Net income of $115.4 million, or $5.46 per share • ROAE of 15.9%, ROATE of 16.8%(1) and ROAA of 1.58% • Efficiency ratio of 61.9%(1) Other Results • Repurchased a total of 374,320 shares at an average price of $51.17 per share during the quarter. 9% of shares repurchased since beginning of the year. • Declared and paid a quarterly cash dividend of $0.25 per share Recent Developments • Completed $100 million subordinated notes offering in January 2022, proceeds to be used to expand our share repurchase program and support our future growth. HomeStreet’s results during 2021 reflect its diversified business model, the benefits of its conservative credit culture and continuing focus on operating efficiency. (1) See appendix for reconciliation of non-GAAP financial measures.

p. 3 Focus on growth, profitability and efficiency while emerging as a leading western regional bank • Seattle-based diversified commercial & consumer bank – company founded in 1921 • Serving customers throughout the western United States • 65 bank branches and primary offices • Total assets $7.2 billion Nasdaq: HMST

HomeStreet Bank Transformation Since the early 2010’s, HomeStreet has been executing a strategy to convert from a legacy thrift to a full-service commercial and consumer bank. This conversion focused on the development of commercial lending and deposit product lines and reducing the size of our single family mortgage operations. S & P has recently recognized our successful conversion and HomeStreet’s Global Industry Classification Standard (“GICS”) code is now Regional Bank. (GICS Code 40101015) Currently, HomeStreet is included in the following indices: • S&P Regional Banks Select Industry Index • S&P United States BMI Banks Index • S&P U.S. BMI Banks - Western Region • Russell 3000 • Nasdaq Composite Index As a result of the change in classification, HomeStreet may qualify for inclusion in other bank-only indices after the effective date. p. 4

Tops in the nation in 2022 – Our recent awards p. 5 #8 “Best Small Regional Bank” in the U.S. by Bank Director “Best Small Bank” in Washington State by Newsweek #8 “Best Board of Directors” in the U.S. of banks of all sizes by Bank Director

Seattle Metro Washington Oregon Idaho Utah California Hawaii Southern California Retail deposit branches (60) Primary stand-alone insurance office (1) Primary stand-alone lending centers (5) HomeStreet p. 6 The number of offices depicted does not include satellite offices that have a limited number of staff which report to a manager located in a separate primary office. Market Focus: • Seattle / Puget Sound & Eastern WA • Southern California • Portland, OR • Hawaiian Islands • San Francisco / Bay Area, CA Strategy: • Grow loan and core deposit portfolios • Optimize capitalization • Grow market share in highly attractive metropolitan markets • Improve operating efficiency • Introduce smart product offerings – fast follower of technology

31.42 31.31 32.53 33.18 $1.60 $0.60 $0.85 $1.10 $1.35 $34.04 $- $0.50 $1.00 $1.50 $2.00 $24 $26 $28 $30 $32 $34 $36 4Q20 1Q21 2Q21 3Q21 4Q21 TBVPS Cummulative Dividends Shareholder Value and Active Capital Management Growth in Tangible Book Value per Share (“TBVPS”)(1) p. 7 (1) See appendix for reconciliation of non-GAAP financial measures. • TBVPS increased 29% since June 30, 2019 Share Repurchases

Shareholder Returns p. 8 Since IPO 5-Year 3-Year 1-Year HomeStreet 405% 72% 156% 58% KBW Regional Banking Index (KRX) 203% 30% 55% 37% Above / (Below) KRX 202 PPT 42 PPT 101 PPT 21 PPT Total Shareholder Returns (1) (TSR) at a Glance (1) Source: Bloomberg

$56.0 $54.5 $58.0 $57.5 $57.1 3.26% 3.29% 3.45% 3.42% 3.34% 4Q20 1Q21 2Q21 3Q21 4Q21 Net Interest Income Net Interest Margin Net Interest Income & Margin p. 9 $ Millions • Stable net interest margin (1) • Stable funding costs • PPP loan forgiveness (3 basis point impact in 2021 Q4) (1) excluding PPP loans

$6.88 $6.74 $6.78 $6.72 $6.84 3.65% 3.60% 3.70% 3.65% 3.57% 3.00% 3.50% 4.00% 4.50% 5.00% $0 $1 $2 $3 $4 $5 $6 $7 $8 4Q20 1Q21 2Q21 3Q21 4Q21 Investment Securities Loans Average Yield Interest-Earning Assets p. 10 Average Balances $ Billions Average Rate Percent

$5.09 $4.92 $4.88 $4.68 $4.74 0.52% 0.42% 0.35% 0.33% 0.33% 0.29% 0.21% 0.16% 0.15% 0.15% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $0 $1 $2 $3 $4 $5 $6 4Q20 1Q21 2Q21 3Q21 4Q21 Total Borrowings Interest Bearing Deposits Average Rate Period End Cost of Deposits Interest-Bearing Liabilities Average Balances p. 11 $ Billions Average Rate Percent

23% 24% 26% 27% 26% 57% 57% 57% 57% 59% 20% 19% 17% 16% 15% $- $1 $2 $3 $4 $5 $6 $7 4Q20 1Q21 2Q21 3Q21 4Q21 Time Deposits Interest-Bearing Transaction & Savings Deposits Noninterest-Bearing Transaction & Savings Deposits Deposits p. 12 $5.82 $6.13 $6.09 $6.36 $6.15 Period End Balances $ Billions During the fourth quarter of 2021, consumer and business noninterest-bearing deposit accounts grew by 21% compared to the fourth quarter of 2020

$44.0 $38.8 $28.2 $24.3 $28.6 $0 $10 $20 $30 $40 $50 4Q20 1Q21 2Q21 3Q21 4Q21 Other Deposit Fees Loan Servicing Income Net Gain on Commercial & CRE Loan Sales Net Gain on Single Family Loan Sales Noninterest Income p. 13 $ Millions Other consists of insurance agency commissions, swap income, gain (loss) on sale of securities, and other miscellaneous income

303 566 517 561 564 512 393 377 268 442 340 537 573 629 624 563 414 361 2.67% 3.15% 5.47% 4.92% 4.80% 5.12% 4.03% 3.78% 3.94% 0% 2% 4% 6% 8% 10% 12% 200 300 400 500 600 700 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 Single Family Loan Sales Rate Locks Loans Closed GOS Margin Rate Locks/Loan Closings, $ in millions Margin% Single Family Mortgage Banking p. 14 26% 25% 17% 17% 12%10% 20% 30% 40% 4Q20 1Q21 2Q21 3Q21 4Q21 Single Family Mortgage Banking as a % of Total Revenues

30% 40% 50% 60% 70% 80% 90% 100% 110% 200 250 300 350 400 450 500 550 600 650 700 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Impact of Closings/Locks Rate locks Loan Closings SFMB Efficiency Ratio Single Family Mortgage Banking (SFMB) Analysis p. 15 40% 50% 60% 70% 80% 90% 100% 110% Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Efficiency Ratios (2) SFMB Excluding SFMB Consolidated (1) SFMB expenses do not include allocation of indirect expenses. (2) See appendix for reconciliation of Non-GAAP measures.

0% 1% 2% 3% 4% 5% 6% 7% $0 $100 $200 $300 $400 $500 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 DUS Sales CRE Sales DUS Margin CRE Margin Commercial Real Estate Loan Sales $ Millions p. 16

$64.8 $56.6 $52.8 $51.9 $54.0 58.7 56.6 52.8 $51.9 54.0 1,013 1,013 997 983 970 900 1,0 1,1 1,2 1,3 $0 $10 $20 $30 $40 $50 $60 $70 4Q20 1Q21 2Q21 3Q21 4Q21 General, Administrative and Other Information services Occupancy Compensation & Benefits Core Noninterest Expense (1) FTE Noninterest Expense p. 17 $ Millions (1) See appendix for reconciliation of non-GAAP financial measures.

C&I (1) 15% CRE Perm Nonowner 13% Multifamily 44% Construction All Types 9% Home Equity & Other 5% Single Family 14% Loan Portfolio p. 18 A highly diversified loan portfolio by product and geography. Multifamily 68% Industrial 7% Office 11% Retail 9% Other 5% Permanent CRE by Property Type: $3.6 Billion (1) Custom Home Construction 30% Multifamily Construction 7% CRE 2% Residential Construction 46% Land & Lots 15% Construction by Property Type: $496 Million Loan Composition: $5.5 Billion (1) - Includes owner occupied CRE

[HomeStreet]

Permanent Commercial Real Estate Lending Overview

Geographical Distribution (Balances)



CA Los Angeles County
CA Other
Oregon
Other
WA King/Pierce/Snohomish
WA Other
5%
3%
12%
51%
5%
24%
Multifamily
10%
18%
40%
27%
3%
2%
Industrial / Warehouse
15%
17%
14%
44%
4%
6%
Office
6%
20%
33%
10%
24%
7%
Retail
15%
4%
6%
1%
74%
Other

Loan Characteristics

Multifamily

- Up To 30 Year Term
- $30MM Loan Amt. Max
- ≥ 1.15 DSCR
- Avg. LTV @ Orig. ~ 70%

Industrial / Warehouse

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 59%

Office

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 67%

Retail

- Up To 15 Year Term
- $30MM Loan Amt. Max
- ≥ 1.25 DSCR
- Avg. LTV @ Orig. ~ 61%

Other

- Additional property types are reviewed on a case by case basis
- Includes acquired loan types
- Examples include: hotels, schools, churches, marinas

12/31/21 Balances Outstanding Totaling $3.6 Billion

Multifamily

- Balance: $2.4B
- % of Balances: 68%
- Portfolio Avg. LTV ~ 66%(1)
- Portfolio Avg. DSCR ~ 1.36x
- Avg. Loan Size: $4.3M
- Largest Dollar Loan: $34.5M

Industrial / Warehouse

- Balance: $233M
- % of Balances: 7%
- % Owner Occupied: 54%
- Portfolio LTV ~ 48%(1)
- Portfolio Avg. DSCR ~ 1.61x
- Avg. Loan Size: $2.0M
- Largest Dollar Loan: $18.7M

Office

- Balance: $396M
- % of Balances: 11%
- % Owner Occupied: 28%
- Portfolio LTV ~ 57%(1)
- Portfolio Avg. DSCR ~ 1.68x
- Avg. Loan Size: $2.2M
- Largest Dollar Loan: $23.4M

Retail

- Balance: $339M
- % of Balances: 9%
- % Owner Occupied: 23%
- Portfolio LTV ~ 53%(1)
- Portfolio Avg. DSCR ~ 1.60x
- Avg. Loan Size: $5.1M
- Largest Dollar Loan: $16.1M

Other

- Balance: $196M
- % of Balances: 5%
- % of Owner Occupied: 74%
- Portfolio LTV ~ 36%(1)
- Portfolio Avg. DSCR ~ 1.79x
- Avg. Loan Size: $2.7M
- Largest Dollar Loan: $25.0M

- **HomeStreet lends across the full spectrum of commercial real estate lending types, but is deliberate in its effort to achieve diversification among property types and geographic areas to mitigate concentration risk.**
- **"Other" category includes loans secured by Schools ($65.2 million), Hotels ($31.1 million), and Churches ($23.3 million)**

(1) Property values as of origination date.

p. 19

Construction Lending Overview

HomeStreet

Seattle Metro
Puget Sound Other
WA Other
Portland Metro
OR Other
Hawaii
California
Utah
Idaho
Other: AZ, CO

Geographical Distribution (Balances)



2%
9%
1%
1%
6
29%
8%
44%

Custom Home Construction



19%
32%
49%

Multifamily



20%
80%

CRE



16%
20%
12%
7%
3%
4%
34%
4%

Residential Construction



8%
41%
17%
5%
4%
10%
15%

Land and Lots

Loan Characteristics

Custom Home Construction
- 12 Month Term
- Consumer Owner Occupied
- Borrower Underwritten similar to Single Family

Multifamily
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.20 DSC
- Portfolio LTV ~ 42%
- Liquidity and DSC covenants

CRE
- 18-36 Month Term
- ≤ 80% LTC
- Minimum 15% Cash Equity
- ≥ 1.25 DSC
- ≥ 50% pre-leased office/retail
- Portfolio LTV ~44%
- Liquidity and DSC covenants

Residential Construction
- 12-18 Month Term
- LTC: ≤ 95% Presale & Spec
- Leverage, Liquid. & Net Worth Covenants as appropriate
- Portfolio LTV ~ 71%

Land and Lots
- 12-24 Month Term
- ≤ 50% -80% LTC
- Strong, experienced, vertically integrated builders
- Portfolio LTV ~ 65%

12/31/21 Balances Outstanding Totaling $496 Million

Custom Home Construction
- Balance: $148M
- Unfunded Commitments: $141M
- % of Balances: 30%
- % of Unfunded Commitments: 24%
- Avg. Loan Size: $486K
- Largest Dollar Loan: $2.0M

Multifamily
- Balance: $38M
- Unfunded Commitments: $144M
- % of Balances: 7%
- % of Unfunded Commitments: 25%
- Avg. Loan Size: $3.4M
- Largest Dollar Loan: $12.2M

CRE
- Balance: $9M
- Unfunded Commitments: $7M
- % of Balances: 2%
- % of Unfunded Commitments: 1%
- Avg. Loan Size: $4.8M
- Largest Dollar Loan: $7.7M

Residential Construction
- Balance: $228M
- Unfunded Commitments: $267M
- % of Balances: 46%
- % of Unfunded Commitments: 46%
- Avg. Loan Size: $379K
- Largest Dollar Loan: $11.8M

Land and Lots
- Balance: $73M
- Unfunded Commitments: $25M
- % of Balances: 15%
- % of Unfunded Commitments: 4%
- Avg. Loan Size: $958K
- Largest Dollar Loan: $4.0M

Construction lending is a broad category that includes many different loan types, which possess different risk profiles. HomeStreet lends across the full spectrum of construction lending types. Additionally, our expansion into additional markets has provided an opportunity to increase geographic diversification

p. 20

Commercial Business Lending Overview Commercial Business Balances by Industry Type as of December 31, 2021 p. 21 27% 12% 9%8% 7% 7% 5% 5% 4% 16% Health Care and Social Assistance Manufacturing Wholesale Trade Finance and Insurance Professional, Scientific and Technical Services Retail Trade Administrative and Support and Waste Management and Remediation Services Construction Agriculture, Forestry, Fishing & Hunting All Other $401.9M

Allocation of Allowance by Product Type p. 22 $ Thousands December 31, 2021 December 31, 2020 Allowance for Credit Losses Reserve Amount Reserve Rate Reserve Amount Reserve Rate Non-owner Occupied CRE $7,509 1.06% $8,845 1.07% Multifamily 5,854 0.24% 6,072 0.43% Construction/Land Development Multifamily Construction 507 1.34% 4,903 4.25% Commercial RE Construction 150 1.06% 1,670 6.12% Single Family Construction 6,411 2.16% 5,130 1.98% Single Family Construction to Permanent 1,055 0.71% 1,315 0.87% Total CRE Loans 21,486 0.59% 27,935 0.99% Owner Occupied CRE 5,006 1.10% 4,994 1.08% Commercial Business 12,273 3.39% 17,043 4.72% Total C&I 17,279 2.11% 22,037 2.67% Single Family 4,394 0.68% 6,906 0.85% Home Equity and Other 3,964 1.31% 7,416 1.83% Total Consumer Loans 8,358 0.88% 14,322 1.18% Total Allowance for Credit Losses $47,123 0.88% $64,294 1.33% The reserve rate is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

Outlook

Key Drivers Guidance Metric 2 to 3 Quarter Outlook Comments Loans Held for Investment Increasing • Increases in commercial real estate - multifamily • Lower prepayment expectations Average Deposits Increasing • Growth in consumer and business customers Net Interest Margin Stable • PPP loan forgiveness impact excluded • Impact of $100 million subordinated debt excluded Noninterest Income Decreasing • Lower single family volume • Lower levels of CRE loan sales Noninterest Expense Slightly Increasing • Expenses incurred to support loan portfolio growth • Raises in 2022, seasonality of benefit costs p. 24 The information in this presentation, particularly including but not limited to that presented on this slide, is forward-looking in nature, and you should review Item 1A, “Risk Factors,” in our most recent SEC filings including our Annual Report on Form 10-K, and our quarterly reports on Form 10-Q, for a list of factors that may cause us to deviate from our plans or to fall short of our expectations.

Appendix

Loans Held for Investment Balance Trend p. 26 Balances $ Millions Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Non-owner Occupied CRE $705 13% $754 14% $762 14% $766 14% $830 16% Multifamily 2,415 44% 2,090 39% 1,967 37% 1,521 29% 1,428 27% Construction / Land Development 496 9% 514 10% 484 9% 532 10% 554 11% Total CRE Loans $3,617 66% $3,358 63% $3,213 60% $2,819 53% $2,811 54% Owner Occupied CRE $458 8% $450 8% $458 8% $473 9% $467 9% Commercial Business 402 7% 436 8% 575 11% 758 14% 646 12% Total C&I Loans $860 15% $886 16% $1,033 19% $1,231 23% $1,113 21% Single Family $763 14% $794 15% $812 15% $875 17% $915 17% Home Equity and Other 303 5% 316 6% 335 6% 366 7% 405 18% Total Consumer Loans $1,066 19% $1,110 21% $1,147 21% $1,242 24% $1,320 25% Total Loans Held for Investment $5,542 100% $5,354 100% $5,393 100% $5,292 100% $5,244 100%

Loan Originations and Advances Trend p. 27 Originations and Advances $ Millions Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Non-owner Occupied CRE $34 4% $30 4% $14 2% $8 1% $18 2% Multifamily 395 50% 408 51% 514 56% 283 37% 354 48% Construction / Land Development 180 23% 192 24% 184 20% 166 22% 172 23% Total CRE Loans $609 77% $630 79% $711 78% $457 59% $544 74% Owner Occupied CRE $27 3% $12 1% $9 1% $33 4% $21 3% Commercial Business 50 6 38 5% 83 9% 164 22% 41 6% Total C&I loans $77 9% $50 6% $92 10% $197 26% $62 9% Single Family $73 9% $94 11% $78 9% $95 12% $103 14% Home Equity and Other 36 5% 30 4% 30 3% 20 3% 25 3% Total Consumer loans $109 14% $124 15% $108 12% $115 15% $128 17% Total $795 100% $804 100% $912 100% $769 100% $734 100%

Results of Operations

HomeStreet

$ Thousands, Except Per Share Data	Quarter Ended Dec. 31, 2021	Sep. 30, 2021	June 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Net Interest Income	$57,084	$57,484	$57,972	$54.517	$56,048
Provision for Credit Losses	(6,000)	(5,000)	(4,000)	-	-
Noninterest Income	28,620	24,298	28,224	38,833	43,977
Noninterest Expense	53,971	51,949	52,815	56,608	64,770
Income					
Before Income Tax	37,733	34,833	37,381	36,742	35,255
Total	29,432	27,170	29,157	29,663	27,598
Income per Share – Diluted	$1.43	$1.31	$1.37	$1.35	$1.25
Core Net Income [(1)]					
Total	29,432	27,170	29,157	29,663	32,384
Income per Share – Diluted	$1.43	$1.31	$1.37	$1.35	$1.47
ROAA	1.59%	1.48%	1.59%	1.65%	1.47%
Core ROAA[(1)]	1.59%	1.48%	1.59%	1.65%	1.73%
ROAE	16.1%	14.8%	16.3%	16.4%	15.3%
ROATE[(1)]	17.0%	15.6%	17.2%	17.3%	16.2%
Core ROATE[(1)]	17.0%	15.6%	17.2%	17.3%	19.0%
Net Interest Margin	3.34%	3.42%	3.45%	3.29%	3.26%
Efficiency Ratio [(1)]	62.2%	62.8%	62.8%	60.0%	56.1%
Full-Time-Equivalent Employees	970	983	997	1,013	1,013
Tier 1 Leverage Ratio (Bank)	10.11%	10.17%	9.95%	10.01%	9.79%
Total Risk-Based Capital (Bank)	13.83%	13.71%	14.36%	14.84%	14.76%
Tier 1 Leverage Ratio (Company)	9.94%	10.00%	9.78%	9.83%	9.65%
Total Risk-Based Capital (Company)	12.71%	13.01%	13.59%	14.05%	14.00%

(1) See appendix for reconciliation of these non-GAAP financial measures.

p. 28

Selected Balance Sheet and Other Data Quarter Ended $ Thousands, except per share data Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Loans Held For Sale $176,131 $395,112 $225,241 $390,223 $361,932 Loans Held for Investment, net 5,495,726 5,299,741 5,332,626 5,227,727 5,179,886 Allowance for Credit Losses 47,123 54,516 59,897 64,047 64,294 Investment Securities 1,006,691 983,038 1,007,658 1,049,105 1,076,364 Total Assets 7,204,091 7,372,451 7,167,951 7,265,191 7,237,091 Deposits 6,146,509 6,359,660 6,086,527 6,131,233 5,821,559 Borrowings 41,000 - 50,000 84,500 322,800 Long-Term Debt 126,026 125,979 125,932 125,885 125,838 Total Shareholders’ Equity 715,339 710,376 708,731 701,463 717,750 Other Data: Book Value per Share $35.61 $34.74 $34.09 $32.84 $32.93 Tangible Book Value per Share(1) $34.04 $33.18 $32.53 $31.31 $31.42 Shares Outstanding 20,085,336 20,446,648 20,791,659 21,360,514 21,796,904 Loans to Deposit Ratio 93.0% 90.4% 92.3% 92.7% 96.3% Asset Quality: ACL to Total Loans(2) 0.88% 1.06% 1.18% 1.34% 1.33% ACL to Nonaccrual Loans 386.2% 307.8% 287.5% 297.3% 310.3% Nonaccrual Loans to Total Loans 0.22% 0.33% 0.39% 0.41% 0.40% Nonperforming Assets to Total Assets 0.18% 0.26% 0.31% 0.32% 0.31% Nonperforming Assets $12,936 $19,196 $22,319 $23,025 $22,097 p. 29 (1) See appendix for reconciliation of these non-GAAP financial measures. (2) The reserve ratio is calculated excluding balances related to loans that are insured by the FHA or guaranteed by the VA or SBA, including PPP loans

Non-GAAP Financial Measures $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Tangible Book Value per Share Shareholders’ Equity $715,339 $710,376 $708,731 $701,463 $717,750 Less: Goodwill and Other Intangibles (31,709) (32,002) (32,295) (32,587) (32,880) Tangible Shareholders’ Equity $683,630 $678,374 $676,436 $668,876 $684,870 Common Shares Outstanding 20,085,336 20,446,648 20,791,659 21,360,514 21,796,904 Computed Amount $34.04 $33.18 $32.53 $31.31 $31.42 Tangible Common Equity to Tangible Assets Tangible Shareholders’ Equity $683,630 $678,374 $676,436 $668,876 $684,870 Tangible Assets Total Assets $7,204,091 $7,372,451 $7,167,951 $7,265,191 $7,237,091 Less: Goodwill and other intangibles (31,709) (32,002) (32,295) (32,587) (32,880) Net $7,172,382 $7,340,449 $7,135,656 $7,232,604 $7,204,211 Ratio 9.5% 9.2% 9.5% 9.2% 9.5% Core Net Income Net Income $29,432 $27,170 $29,157 $29,663 $27,598 Adjustments (tax effected) Restructuring and Related Charges - - - - 4,786 Total $29,432 $27,170 $29,157 $29,663 $32,384 p. 30

Non-GAAP Financial Measures (continued) $ Thousands, Except Per Share Data Quarter Ended Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Return on Average Tangible Equity Average Shareholders’ Equity $726,014 $726,823 $718,838 $731,719 $717,666 Less: Average Goodwill and Other Intangibles (31,901) (32,195) (32,487) (32,777) (33,103) Average Tangible Equity $694,113 $694,628 $686,351 $698,942 $684,563 Net Income $29,432 $27,170 $29,157 $29,663 $27,598 Amortization of Core Deposit Intangibles 229 229 229 236 267 Tangible Income Applicable to Shareholders $29,661 $27,399 $29,386 $29,899 $27,865 Ratio 17.0% 15.6% 17.2% 17.3% 16.2% Return on Average Tangible Equity - Core Average Tangible Equity $694,113 $694,628 $686,351 $698,942 $684,563 Core Net Income $29,432 $27,170 $29,157 $29,663 $32,384 Adjustments Amortization of Core Deposit Intangibles 229 229 229 236 267 Tangible Core Net Income $29,661 $27,399 $29,386 $29,899 $32,651 Ratio 17.0% 15.6% 17.2% 17.3% 19.0% Return on Average Assets - Core Average Assets $7,356,957 $7,264,933 $7,342,275 $7,310,408 $7,463,702 Core Net Income $29,432 $27,170 $29,157 $29,663 $32,384 Ratio 1.59% 1.48% 1.59% 1.65% 1.73% p. 31

Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Efficiency Ratio Noninterest Expense $53,971 $51,949 $52,815 $56,608 $64,770 Adjustments Restructuring Related Charges - - - - (6,112) Prepayment of FHLB Advance - - - - (1,492) Legal fees recovery - - 1,900 - - State of Washington Taxes (664) (578) (602) (579) (1,056) Adjusted Total $53,307 $51,371 $54,113 $56,029 $56,110 Total Revenues Net Interest Income $57,084 $57,484 $57,972 $54,517 $56,048 Noninterest Income $28,620 $24,298 $28,224 $38,833 $43,977 Total Revenues $85,704 $81,782 $86,196 $93,350 $100,025 Ratio 62.2% 62.8% 62.8% 60.0% 56.1% Core Diluted Earnings per Share Core Net Income $29,432 $27,170 $29,157 $29,663 $32,384 Fully Diluted Shares 20,522,475 20,819,601 21,287,974 21,961,828 22,103,902 Ratio $1.43 $1.31 $1.37 $1.35 $1.47 Effective Tax Rate Used in Computations Above 22.0% 22.0% 22.0% 19.3% 21.7% Core Noninterest expense Noninterest Expense $53,971 $51,949 $52,815 $56,608 $64,770 Adjustments: Restructuring Related Charges - - - - (6,112) Total $53,971 $51,949 $52,815 $56,608 $58,658 p. 32

p. 33 Non-GAAP Financial Measures (continued) $ Thousands Quarter Ended Dec. 31, 2021 Sep. 30, 2021 June 30, 2021 Mar. 31, 2021 Dec. 31, 2020 Efficiency Ratio- excluding SFL Noninterest Expense (per above) $53,971 $51,371 $54,113 $56,029 $56,110 Less: SFL direct expense* (10,006) (11,347) (13,823) (16,105) (13,730) Net 43,965 40,024 40,290 39,924 42,380 Revenue (per above) $85,704 $81,782 $86,196 $93,350 $100,025 Less: SFL Revenue (10,047) (14,002) (14,630) (23,301) (26,343) Net 75,657 67,780 71,566 70,049 73,682 Ratio 58.1% 59.0% 56.3% 57.0% 57.5% Efficiency Ratio – SFL* 99.6% 81.0% 94.5% 69.1% 52.1% *excludes allocations of indirect expenses

Non-GAAP Financial Measures (continued) p. 34 To supplement our unaudited condensed consolidated financial statements presented in accordance with GAAP, we use certain non- GAAP measures of financial performance. In this presentation, we use the following non-GAAP measures: (i) tangible common equity and tangible assets as we believe this information is consistent with the treatment by bank regulatory agencies, which excluded intangible assets from the calculation of capital ratios; (ii) core earnings which exclude certain charges primarily related to our discontinued operations and restructuring activities as we believe this measure is a better comparison to be used for projecting future results; and (iii) an efficiency ratio which is the ratio of noninterest expenses to the sum of net interest income and noninterest income, excluding certain items of income or expense and excluding taxes incurred and payable to the state of Washington as such taxes are not classified as income taxes and we believe including them in noninterest expenses impacts the comparability of our results to those companies whose operations are in states where assessed taxes on business are classified as income taxes. These supplemental performance measures may vary from, and may not be comparable to, similarly titled measures provided by other companies in our industry. Non-GAAP financial measures are not in accordance with, or an alternative for, GAAP. Generally, a non- GAAP financial measure is a numerical measure of a company’s performance that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. A non- GAAP financial measure may also be a financial metric that is not required by GAAP or other applicable requirements. We believe that these non-GAAP financial measures, when taken together with the corresponding GAAP financial measures, provide meaningful supplemental information regarding our performance by providing additional information used by management that is not otherwise required by GAAP or other applicable requirements. Our management uses, and believes that investors benefit from referring to, these non-GAAP financial measures in assessing our operating results and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate a comparison of our performance to prior periods. We believe these measures are frequently used by securities analysts, investors and other parties in the evaluation of companies in our industry. Rather, these non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures prepared in accordance with GAAP. In the information below, we have provided reconciliations of, where applicable, the most comparable GAAP financial measures to the non-GAAP measures used in this press release, or a reconciliation of the non-GAAP calculation of the financial measure.